                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                      Life Stage

                                                                          Series

                              [PHOTO APPEARS HERE]


      Strong Conservative Portfolio

          Strong Moderate Portfolio

        Strong Aggressive Portfolio

                                                                   [STRONG LOGO]

                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                      Life Stage

                                                                          Series

Table of Contents


Investment Reviews

     Strong Life Stage Portfolios .......................................   2

Financial Information

     Schedules of Investments in Securities
         Strong Life Stage Portfolios ...................................   4
     Statements of Assets and Liabilities ...............................   5
     Statements of Operations ...........................................   6
     Statements of Changes in Net Assets ................................   7
     Notes to Financial Statements ......................................   9

Financial Highlights ....................................................  12

Report of Independent Accountants .......................................  14

Directors and Officers ..................................................  15

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002

On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays -- particularly after experiencing the euphoria (and returns) of the 1990s -- historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world -- and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                                     /s/ Dick

Strong Life Stage Portfolios

Effective July 15, 2002, the Portfolios reallocated the underlying funds in which they invest.

The Portfolios' Approach

The Strong Conservative Portfolio seeks total return by investing primarily for income and secondarily for capital growth. The Strong Moderate Portfolio seeks total return by investing primarily for capital growth and secondarily for income. The Strong Aggressive Portfolio seeks capital growth. In order to achieve their investment objectives, the Funds invest substantially all of their assets in a group of the Strong Family of Funds (Underlying Funds). The Funds have different allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward. These asset allocations provide you with three diversified, distinct options that can meet a wide variety of investment needs.

                    Growth of an Assumed $10,000 Investment+
                           From 12-31-98 to 12-31-02

                              [CHART APPEARS HEAR]

              The Strong       The Strong    The Strong
             Conservative       Moderate     Aggressive   S&P 500
               Portfolio        Portfolio     Portfolio   Index*
Dec 98       $10,000          $10,000        $10,000      $10,000
Mar 99       $10,410          $10,540        $10,720      $10,498
Jun 99       $10,774          $10,890        $11,340      $11,238
Sep 99       $10,660          $10,660        $11,020      $10,537
Dec 99       $12,027          $12,665        $13,777      $12,104
Mar 00       $12,656          $13,640        $15,115      $12,381
Jun 00       $12,446          $13,221        $14,409      $12,053
Sep 00       $12,755          $13,567        $14,809      $11,936
Dec 00       $12,107          $12,443        $13,052      $11,003
Mar 01       $11,464          $11,271        $11,323      $ 9,699
Jun 01       $11,733          $11,602        $11,719      $10,267
Sep 01       $10,884          $10,341        $ 9,979      $ 8,760
Dec 01       $11,486          $11,173        $11,045      $ 9,696
Mar 02       $11,352          $11,057        $10,940      $ 9,723
Jun 02       $10,827          $10,293        $ 9,894      $ 8,421
Sep 02       $10,217          $ 9,319        $ 8,580      $ 6,967
Dec 02       $10,506          $ 9,690        $ 8,997      $ 7,554

  + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in each Portfolio, made at its inception, with the performance of the S&P 500 Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you mayhave a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As the equity markets struggled for a third consecutive year, each of the three Life Stage portfolios produced negative returns during 2002. The Conservative Portfolio produced the mildest losses, while the Aggressive Portfolio had the lowest return.

Equity markets struggle at home and abroad
The equity markets endured their third consecutive year of disappointing losses during 2002. A disappointing economic recovery, sluggish corporate earnings, high-profile corporate scandals, and global instability all contributed to the poor performance. The damage was widespread, as 70% of stocks on the major exchanges posted declines for the year. While value stocks generally outperformed growth stocks, and small-and mid-cap stocks generally outperformed their large-cap counterparts, the domestic equity markets experienced a very difficult year in 2002.

Global equity markets also struggled during the year. All of the major regions, including Europe, South America, and Asia generated negative returns, with Asia performing slightly better than the other regions. Major causes for the declines included weak economies and political instability.

High-quality bonds were a bright spot
The fixed income markets performed significantly better than the equity markets, particularly the markets for lower-risk bonds. Investors seeking refuge from the volatility and uncertainty of the equity markets opted to put their money in more-conservative investment vehicles, especially U.S. Treasuries, mortgage-backed bonds, and asset-backed securities.

Corporate bonds provided mixed performance, however, as some of the positive trends favoring bonds were offset by concerns about deteriorating credit quality and bankruptcies. High-yield bonds were the weakest fixed income sector, as they lacked appeal to risk-wary investors.

Asset allocations drove performance
As one might expect in the past year's market environment, the performance of each of the three portfolios largely depended on its allocation to bonds. The Conservative Portfolio, which invests more than half of its assets in fixed income funds, experienced a much smaller loss than the Aggressive Portfolio, which places less than a quarter of its assets in fixed income funds. The fixed income funds used in the Portfolios all generated positive returns for the Portfolios. The Strong Government Securities Fund was the best performer, producing double-digit returns in a year that saw investors strongly favor the safety of government-issued bonds.

Among the equity funds used in the portfolios, the more conservative funds provided milder losses. The Strong Advisor U.S. Value Fund, which had higher weightings in relatively defensive financial and industrial stocks, had the best return among the equity funds.

More-aggressive equity funds suffered greater losses, primarily because of their higher weightings in technology and other growth stocks. These stocks underperformed for most of the year compared to the S&P 500, as a strong economic recovery failed to take hold.

Steps to improve diversification
In mid-July, we made some changes to the composition of each of the Portfolios aimed at increasing the level of diversification they offer investors. These included adding the Strong Advisor U.S. Value Fund and the Strong Overseas Fund to the equity fund pool, and removing the Strong Growth Fund. We also removed the Strong Ultra Short-Term Income Fund from the pool of fixed income funds used in the portfolios. In addition, we modified the allocations to each of the funds in an effort to improve balance.

These changes added international stock exposure to the Portfolios. On the domestic side, the large-cap value style of investing, which had been missing from the Portfolios, now can contribute to performance, while the redundancy of two growth-oriented funds has been eliminated. The change among the fixed income funds eliminated a similar redundancy in short-term bonds.

Cautious outlook for 2003
The outlook for the financial markets remains murky. The S&P 500 has not experienced four consecutive negative years since the Great Depression, and many market experts are pointing to this as a bullish sign for 2003. However, a sluggish economy and potential war with Iraq also loom.



Average Annual Total Returns/1/
As of 12-31-02

Conservative Portfolio
------------------------------------------------------

   1-year                                  -8.53%

   3-year                                  -4.41%

   Since Fund Inception                     1.24%
   (12-31-98)

Moderate Portfolio
------------------------------------------------------

   1-year                                 -13.27%

   3-year                                  -8.54%

   Since Fund Inception                    -0.78%
   (12-31-98)

Aggressive Portfolio
------------------------------------------------------

   1-year                                 -18.54%

   3-year                                 -13.24%

   Since Fund Inception                    -2.61%
   (12-31-98)

It is during uncertain, potentially volatile times like these that Life Stage Portfolios -- with their professional management, periodic rebalancing, and broad exposure to stocks and bonds -- can be most useful to investors.

We thank you for your investment and for the confidence you've placed in us.

/1/ The Portfolios' performance prior to 7-15-02, is based on the previous underlying fund allocation.

    From time to time, the Portfolios' advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Source of the S&P index is Standard & Poor's Micropal.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2002
--------------------------------------------------------------------------------

                          STRONG CONSERVATIVE PORTFOLIO

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 99.1%
Strong Advisor Common Stock Fund Class Z (c)            172,510      $ 2,754,981
Strong Advisor U.S. Value Fund Class K                  101,479        1,376,054
Strong Blue Chip Fund Investor Class (c)                156,401        1,348,180
Strong Government Securities Fund
  Investor Class                                        759,407        8,459,795
Strong Growth and Income Fund Class K                   175,294        2,760,879
Strong Overseas Fund Investor Class (c)                 326,174        2,834,455
Strong Short-Term Bond Fund
  Investor Class                                        922,354        8,162,836
                                                                    ------------
Total Investment Company Securities (Cost $29,211,713)                27,697,180
                                                                    ------------
Short-Term Investments (a) 0.5%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase Proceeds
  $129,007); Collateralized By: United
  States Government & Agency Issues (b)                $129,000          129,000
                                                                    ------------
Total Short-Term investment (Cost $129,000)                              129,000
                                                                    ------------
                                                                    ------------
Total Investments in Securities (Cost $29,340,713) 99.6%              27,826,180
Other Assets and Liabilities, Net 0.4%                                   112,817
                                                                    ------------
Net Assets 100.0%                                                    $27,938,997
                                                                    ============

                            STRONG MODERATE PORTFOLIO

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 99.3%
Strong Advisor Common Stock Fund Class Z (c)            709,524      $11,331,103
Strong Advisor U.S. Value Fund Class K                  417,302        5,658,614
Strong Blue Chip Fund Investor Class (c)                643,164        5,544,070
Strong Government Securities Fund
  Investor Class                                      1,041,113       11,598,001
Strong Growth and Income Fund Class K                   360,440        5,676,936
Strong Overseas Fund Investor Class (c)                 670,713        5,828,495
Strong Short-Term Bond Fund
  Investor Class                                      1,242,710       10,997,984
                                                                    ------------
Total Investment Company Securities (Cost $62,108,364)                56,635,203
                                                                    ------------
Short-Term Investments (a) 0.3%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $196,811); Collateralized By: United States
  Government & Agency Issues (b)                       $196,800          196,800
                                                                    ------------
Total Short-Term investment (Cost $196,800)                              196,800
                                                                    ------------
                                                                    ------------
Total Investments in Securities (Cost $62,305,164) 99.6%              56,832,003
Other Assets and Liabilities, Net 0.4%                                   214,180
                                                                    ------------
Net Assets 100.0%                                                    $57,046,183
                                                                    ============

                           STRONG AGGRESSIVE PORTFOLIO

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 99.2%
Strong Advisor Common Stock Fund Class Z (c)            421,011      $ 6,723,545
Strong Advisor U.S. Value Fund Class K                  296,926        4,026,317
Strong Blue Chip Fund Investor Class (c)                457,511        3,943,746
Strong Government Securities Fund
  Investor Class                                        247,817        2,760,676
Strong Growth and Income Fund Class K                   171,099        2,694,816
Strong Overseas Fund Investor Class (c)                 479,018        4,162,663
Strong Short-Term Bond Fund
  Investor Class                                        280,216        2,479,916
                                                                    ------------
Total Investment Company Securities (Cost $29,764,456)                26,791,679
                                                                    ------------
Short-Term Investments (a) 0.4%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase Proceeds
  $101,206); Collateralized By: United
  States Government & Agency Issues (b)                $101,200          101,200
                                                                    ------------
Total Short-Term investment (Cost $101,200)                              101,200
                                                                    ------------
                                                                    ------------
Total Investments in Securities (Cost $29,865,656) 99.6%              26,892,879
Other Assets and Liabilities, Net 0.4%                                   104,204
                                                                    ------------
Net Assets 100.0%                                                    $26,997,083
                                                                    ============

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  See Note 2(D) of Notes to Financial Statements.
(c)  Non-income producing fund.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                                   Strong        Strong         Strong
                                                                                Conservative    Moderate      Aggressive
                                                                                  Portfolio     Portfolio      Portfolio
                                                                                ------------  -------------  -------------
Assets:
   Investments in Securities, at Value
     (Cost of $29,340,713, $62,305,164 and $29,865,656, respectively)           $ 7,826,180   $ 56,832,003   $ 26,892,879
   Dividends and Interest Receivable                                                 56,671         76,903         18,590
   Cash                                                                              55,083        136,079         84,508
   Other Assets                                                                       1,070          2,186          1,106
                                                                                -----------   ------------   ------------
   Total Assets                                                                  27,939,004     57,047,171     26,997,083
Accrued Operating Expenses and Other Liabilities                                          7            988             --
                                                                                -----------   ------------   ------------
Net Assets                                                                      $27,938,997   $ 57,046,183   $ 26,997,083
                                                                                ===========   ============   ============

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                                $33,300,892   $ 77,167,188   $ 40,621,782
   Undistributed Net Investment Income (Loss)                                        53,806        178,754        179,895
   Undistributed Net Realized Gain (Loss)                                        (3,901,168)   (14,826,598)   (10,831,817)
   Net Unrealized Appreciation (Depreciation)                                    (1,514,533)    (5,473,161)    (2,972,777)
                                                                                -----------   ------------   ------------
   Net Assets                                                                   $27,938,997   $ 57,046,183   $ 26,997,083
                                                                                ===========   ============   ============
   Capital Shares Outstanding (Unlimited Number Authorized)                       3,252,061      6,965,830      3,511,733

Net Asset Value Per Share                                                       $      8.59   $       8.19   $       7.69
                                                                                ===========   ============   ============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                            Strong          Strong         Strong
                                                                         Conservative      Moderate      Aggressive
                                                                           Portfolio      Portfolio      Portfolio
                                                                         ------------    -----------    -----------
Income:
   Net Investment Income Received from Underlying Funds                   $  784,630      $1,256,315    $  350,886
   Interest                                                                    5,359           9,051         4,276
                                                                         -----------     -----------   -----------
   Total Income                                                              789,989       1,265,366       355,162

Expenses:
   Administrative Fees                                                        74,673         169,028        75,764
   Custodian Fees                                                                330             745           329
   Shareholder Servicing Costs                                                    12              38            61
   Reports to Shareholders                                                    11,999          30,082        55,527
   Professional Fees                                                           7,829           9,241         8,241
   Federal and State Registration Fees                                         9,364          10,047         9,694
   Other                                                                       2,910           5,454         3,242
                                                                         -----------     -----------   -----------
   Total Expenses before Waivers and Absorptions                             107,117         224,635       152,858
   Voluntary Expense Waivers and Absorptions                                 (40,010)        (73,171)      (84,549)
                                                                         -----------     -----------   -----------
   Expenses, Net                                                              67,107         151,464        68,309
                                                                         -----------     -----------   -----------
Net Investment Income                                                        722,882       1,113,902       286,853

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Sales of Underlying Funds                                            (2,865,455)    (12,078,074)   (9,732,308)
     Distributions of Capital Gains from Underlying Funds                    190,889         259,831        61,286
                                                                         -----------     -----------   -----------
     Net Realized Gain (Loss)                                             (2,674,566)    (11,818,243)   (9,671,022)

   Net Change in Unrealized Appreciation/Depreciation                       (374,225)      1,976,684     3,749,435
                                                                         -----------     -----------   -----------
Net Gain (Loss) on Investments                                            (3,048,791)     (9,841,559)   (5,921,587)
                                                                         -----------     -----------   -----------
Net Increase (Decrease) in Net Assets Resulting from Operations          ($2,325,909)    ($8,727,657)  ($5,634,734)
                                                                         ===========     ===========   ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Strong Conservative Portfolio       Strong Moderate Portfolio
                                                            -----------------------------     -------------------------------
                                                              Year Ended      Year Ended        Year Ended       Year Ended
                                                            Dec. 31, 2002   Dec. 31, 2001     Dec. 31, 2002     Dec. 31, 2001
                                                            -------------   -------------     -------------     -------------
Operations:
   Net Investment Income                                     $   722,882      $   669,033      $  1,113,902      $  1,083,105
   Net Realized Gain (Loss)                                   (2,674,566)        (982,159)      (11,818,243)       (2,533,639)
   Net Change in Unrealized Appreciation/Depreciation           (374,225)        (729,108)        1,976,684        (4,387,691)
                                                             -----------      -----------      ------------      ------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                (2,325,909)      (1,042,234)       (8,727,657)       (5,838,225)

Distributions:
   From Net Investment Income                                   (833,916)        (686,426)       (1,163,371)       (1,132,042)
   From Net Realized Gains                                             -         (372,949)                -        (1,735,440)
                                                             -----------      -----------      ------------      ------------
   Total Distributions                                          (833,916)      (1,059,375)       (1,163,371)       (2,867,482)

Capital Share Transactions:
   Proceeds from Shares Sold                                  12,013,888       19,135,889        16,191,976        29,107,630
   Proceeds from Reinvestment of Distributions                   828,430        1,048,562         1,156,680         2,859,023
   Payment for Shares Redeemed                                (8,578,072)      (9,139,953)      (12,256,654)      (13,330,628)
                                                             -----------      -----------      ------------      ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                4,264,246       11,044,498         5,092,002        18,636,025
                                                             -----------      -----------      ------------      ------------
Total Increase (Decrease) in Net Assets                        1,104,421        8,942,889        (4,799,026)        9,930,318
Net Assets:
   Beginning of Year                                          26,834,576       17,891,687        61,845,209        51,914,891
                                                             -----------      -----------      ------------      ------------
   End of Year                                               $27,938,997      $26,834,576      $ 57,046,183      $ 61,845,209
                                                             ===========      ===========      ============      ============
   Undistributed Net Investment Income (Loss)                $    53,806      $     2,184      $    178,754      $      6,821

Transactions in Shares of the Portfolio:
   Sold                                                        1,331,180        1,904,175         1,821,098         2,770,368
   Issued in Reinvestment of Distributions                        93,952          107,681           141,661           291,373
   Redeemed                                                     (943,367)        (900,714)       (1,410,160)       (1,264,097)
                                                             -----------      -----------      ------------      ------------
   Net Increase in Shares of the Portfolio                       481,765        1,111,142           552,599         1,797,644
                                                             ===========      ===========      ============      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                        Strong Aggressive Portfolio
                                                                                    -----------------------------------
                                                                                     Year Ended            Year Ended
                                                                                    Dec. 31, 2002         Dec. 31, 2001
                                                                                    -------------         -------------
Operations:
   Net Investment Income                                                            $    286,853          $    185,838
   Net Realized Gain (Loss)                                                           (9,671,022)             (907,745)
   Net Change in Unrealized Appreciation/Depreciation                                  3,749,435            (3,529,024)
                                                                                    ------------          ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                    (5,634,734)           (4,250,931)

Distributions:
   From Net Investment Income                                                           (168,776)             (203,001)
   From Net Realized Gains                                                                    --            (1,182,745)
                                                                                    ------------          ------------
   Total Distributions                                                                  (168,776)           (1,385,746)

Capital Share Transactions:
   Proceeds from Shares Sold                                                          15,570,572            12,462,581
   Proceeds from Reinvestment of Distributions                                           167,964             1,379,200
   Payment for Shares Redeemed                                                        (9,370,579)           (7,093,101)
                                                                                    ------------          ------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions               6,367,957             6,748,680
                                                                                    ------------          ------------
Total Increase (Decrease) in Net Assets                                                  564,447             1,112,003

Net Assets:
   Beginning of Year                                                                  26,432,636            25,320,633
                                                                                    ------------          ------------
   End of Year                                                                      $ 26,997,083          $ 26,432,636
                                                                                    ============          ============
   Undistributed Net Investment Income (Loss)                                       $    179,895          $      9,595

Transactions in Shares of the Portfolio:
   Sold                                                                                1,862,533             1,178,407
   Issued in Reinvestment of Distributions                                                21,899               143,180
   Redeemed                                                                           (1,155,760)             (674,841)
                                                                                    ------------          ------------
   Net Increase in Shares of the Portfolio                                               728,672               646,746
                                                                                    ============          ============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.  Organization
    The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management investment company registered under the Investment Company Act of 1940, as amended. Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the "Portfolios"), each with its own investment objectives and policies: Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio.

    Each Portfolio invests substantially all its assets in a combination of the following underlying funds: Strong Advisor Common Stock Fund - Class Z, Strong Advisor U.S. Value Fund - Class K, Strong Blue Chip Fund - Investor Class, Strong Government Securities Fund - Investor Class, Strong Growth and Income Fund - Class K, Strong Overseas Fund - Investor Class, and Strong Short-Term Bond Fund - Investor Class.

2.  Significant Accounting Policies
    The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

    (A) Security Valuation -- Each Portfolio's investments in the underlying funds are valued each business day at the closing net asset value per share of each fund which is determined at the close of the New York Stock Exchange on the day of valuation. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is recorded. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

        Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Portfolios may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

        Strong Conservative Portfolio generally pays dividends from net investment income quarterly. Strong Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains at least annually.

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Repurchase Agreements -- The Portfolios may enter into repurchase agreements with institutions that the Portfolios' investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy pursuant to procedures adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Portfolios require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Portfolios to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Portfolios under each repurchase agreement.

    (E) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Portfolios and are included in Expense Offsets reported in the Portfolios' Statements of Operations.

    (F) Expenses -- The majority of the expenses are directly identifiable to an individual Portfolio. Expenses that are not readily identifiable to a specific Portfolio will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolios.

    (G) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (H) Other -- Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date. Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

--------------------------------------------------------------------------------
December 31, 2002

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. ("the Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Portfolios are affiliated with the Advisor and the Administrator. The Portfolios do not pay management fees; however, the Advisor receives management fees from managing the underlying funds. Administrative fees, which are established by the terms of the administrative agreement, are based on an annualized rate of 0.28% of the average daily net assets of the Portfolios. The Portfolios' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2002, is as follows:

                                                 Payable to/
                                              (Receivable from)
                                              Administrator or         Shareholder Servicing   Unaffiliated
                                                 Advisor at             and Other Expenses      Directors'
                                                Dec. 31, 2002             Paid to Strong           Fees
                                              -----------------        ---------------------   ------------
     Strong Conservative Portfolio                 $   7                    $ 74,673             $1,007
     Strong Moderate Portfolio                       934                     169,028              1,506
     Strong Aggressive Portfolio                      (7)                     75,764              1,002

4.   Investment Transactions

     The aggregate purchases and sales of shares in the underlying funds during the year ended December 31, 2002, are as follows:

                                            Purchases             Sales
                                           -----------         -----------
     Strong Conservative Portfolio         $22,034,035         $16,532,591
     Strong Moderate Portfolio              45,119,579          37,028,395
     Strong Aggressive Portfolio            27,944,010          20,260,412

 5.  Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Portfolio, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Portfolio's total assets or any explicit borrowing limits in the Portfolios' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2002, there were no borrowings by the Portfolios under the LOC.

 6.  Income Tax Information

     The following information for the Portfolios is presented on an income tax basis as of December 31, 2002:

                                                                                   Net Unrealized
                                                         Gross          Gross       Appreciation/  Distributable   Distributable
                                          Cost of     Unrealized     Unrealized    (Depreciation)    Ordinary        Long-Term
                                       Investments   Appreciation  (Depreciation)  on Investments     Income       Capital Gains
                                       -----------   ------------  --------------  --------------  -------------   -------------
     Strong Conservative Portfolio     $30,018,970     $187,832     ($2,380,622)    ($2,192,790)     $ 53,806        $   --
     Strong Moderate Portfolio          64,470,721      655,299      (8,294,017)     (7,638,718)      178,754            --
     Strong Aggressive Portfolio        32,279,820      278,898      (5,665,839)     (5,386,941)      179,895            --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in various amounts through 2010) as of December 31, 2002 and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                         2002 Income Tax Information                    2001 Income Tax  Information
                                         -----------------------------------------------------------    ----------------------------
                                           Ordinary         Long-Term      Net Capital                    Ordinary       Long-Term
                                            Income        Capital Gains       Loss      Post-October       Income      Capital Gains
                                         Distributions    Distributions    Carryovers      Losses       Distributions  Distributions
                                         -------------    -------------    ----------   ------------    -------------  -------------
     Strong Conservative Portfolio       $   833,916        $   --         $  3,222,911  $     --        $   686,691    $   372,684
     Strong Moderate Portfolio             1,163,371            --           12,661,041        --          1,132,042          1,735
     Strong Aggressive Portfolio             168,776            --            8,394,969    28,742            203,001          1,182

     For corporate shareholders in the Portfolios, the percentages of dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Conservative Portfolio 0.2%, Strong Moderate Portfolio 0.6%, and Strong Aggressive Portfolio 6.0%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG CONSERVATIVE PORTFOLIO
-----------------------------------------------------------------

                                                                                 Year Ended
                                                               ----------------------------------------------
                                                                 Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                        2002        2001        2000       1999
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  9.69     $ 10.78     $ 11.46    $ 10.00
Income From Investment Operations:
   Net Investment Income                                            0.24        0.31        0.41       0.28
   Net Realized and Unrealized Gains (Losses) on Investments       (1.06)      (0.87)      (0.32)      1.72
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                (0.82)      (0.56)       0.09       2.00
Less Distributions:
   From Net Investment Income                                      (0.28)      (0.32)      (0.57)     (0.19)
   From Net Realized Gains                                             -       (0.21)      (0.20)     (0.35)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.28)      (0.53)      (0.77)     (0.54)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  8.59     $  9.69     $ 10.78      11.46
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
   Total Return                                                     -8.5%       -5.1%       +0.7%     +20.3%
   Net Assets, End of Period (In Thousands)                      $27,939     $26,835     $17,892    $13,347
   Ratio of Expenses to Average Net Assets before Waivers
     and Absorptions                                                 0.4%        0.4%        0.5%       1.5%
   Ratio of Expenses to Average Net Assets                           0.3%        0.2%        0.3%       0.0%
   Ratio of Net Investment Income to Average Net Assets              2.7%        3.1%        3.7%       3.7%
   Portfolio Turnover Rate                                          63.9%       35.2%       33.4%      53.7%

STRONG MODERATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                  Year Ended
                                                               ------------------------------------------------
                                                                 Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                       2002        2001        2000         1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  9.64     $ 11.25     $ 12.08      $ 10.00
Income From Investment Operations:
   Net Investment Income                                            0.16        0.17        0.26         0.17
   Net Realized and Unrealized Gains (Losses) on Investments       (1.44)      (1.31)      (0.47)        2.49
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                (1.28)      (1.14)      (0.21)        2.66
Less Distributions:
   From Net Investment Income                                      (0.17)      (0.18)      (0.53)       (0.16)
   From Net Realized Gains                                             -       (0.29)      (0.09)       (0.42)
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.17)      (0.47)      (0.62)       (0.58)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  8.19     $  9.64     $ 11.25      $ 12.08
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
   Total Return                                                    -13.3%      -10.2%       -1.8%       +26.7%
   Net Assets, End of Period (In Thousands)                      $57,046     $61,845     $51,915      $26,606
   Ratio of Expenses to Average Net Assets before Waivers
     and Absorptions                                                 0.4%        0.4%        0.4%         0.6%
   Ratio of Expenses to Average Net Assets                           0.3%        0.2%        0.3%         0.0%
   Ratio of Net Investment Income to Average Net Assets              1.8%        1.9%        2.4%         2.3%
   Portfolio Turnover Rate                                          63.4%       22.9%       18.0%        35.0%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG AGGRESSIVE PORTFOLIO
--------------------------------------------------------------------

                                                                                      Year Ended
                                                                 ---------------------------------------------------
                                                                  Dec. 31,    Dec. 31,      Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                        2002        2001          2000          1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    9.50    $  11.85     $   13.08     $   10.00

Income From Investment Operations:
   Net Investment Income                                              0.08        0.07          0.12          0.09
   Net Realized and Unrealized Gains (Losses) on Investments         (1.84)      (1.89)        (0.81)         3.69
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (1.76)      (1.82)        (0.69)         3.78

Less Distributions:
   From Net Investment Income                                        (0.05)      (0.07)        (0.52)        (0.07)
   From Net Realized Gains                                              --       (0.46)        (0.02)        (0.63)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               (0.05)      (0.53)        (0.54)        (0.70)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $    7.69    $   9.50     $   11.85     $   13.08
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                      -18.5%      -15.4%         -5.3%        +37.8%
   Net Assets, End of Period (In Thousands)                      $  26,997    $ 26,433     $  25,321     $   9,038
   Ratio of Expenses to Average Net Assets before Waivers
     and Absorptions                                                   0.6%        0.6%          0.6%          1.6%
   Ratio of Expenses to Average Net Assets                             0.3%        0.3%          0.3%          0.0%
   Ratio of Net Investment Income to Average Net Assets                1.1%        0.7%          1.1%          1.1%
   Portfolio Turnover Rate                                            77.7%       15.7%         14.0%         18.5%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Life Stage Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio (all three collectively comprising Strong Life Stage Series, Inc., hereafter referred to as the "Portfolios") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the transfer agent, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.
    Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.
    Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
    Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
    Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
    Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
    Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
   Richard S. Strong
   Willie D. Davis
   Gordon B. Greer
   Stanley Kritzik
   Neal Malicky
   William F. Vogt

Officers
   Richard S. Strong, Chairman of the Board
   Thomas M. Zoeller, Vice President
   Richard W. Smirl, Vice President and Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Gilbert L. Southwell III, Assistant Secretary
   John W. Widmer, Treasurer

Distributor
   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
   Strong Investor Services, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30271 03-03

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]                                                   ALIF/WH2865 1202